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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 15, 1999


                             WALL STREET DELI, INC.
             (Exact name of registrant as specified in its Charter)



    DELAWARE                        0-11271                           63-0514240
(State of Incorporation)       (Commission File Number)            (IRS Employer I.D. No.)



                       One Independence Plaza, Suite 100
                           Birmingham, Alabama 35209
                    (Address of principal executive offices)


                                 (205) 870-0020
                        (Registrant's telephone number)



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ITEM 5.  OTHER EVENTS.

         On April 15, 1999, the registrant entered into an amendment, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K, to its earlier agreement in principle with Trinity Management Company, Inc. The amendment extends the agreement in principle from April 15, 1999, to April 22, 1999.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following are filed as exhibits to this Current Report on Form
8-K:

          Exhibit No.      Description
          ----------       -------------------------------

          2.1              Amendment dated April 15, 1999 to the agreement between the registrant and Trinity Management Company, Inc. dated February 23, 1999


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: April 15, 1999                    /s/   Jeffrey V. Kaufman
                                       ---------------------------------------
                                       Jeffrey V. Kaufman
                                       President and CEO



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